LHA Market State® Alpha Seeker ETF (MSVX)
LHA Market State® Tactical Beta ETF (MSTB)
Listed on Cboe BZX Exchange, Inc.

PROSPECTUS
April 30, 2021
as supplemented November 26, 2021

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

LHA Market State® Alpha Seeker ETF
LHA Market State® Tactical Beta ETF

LHA MARKET STATE® ALPHA SEEKER ETF - FUND SUMMARY
Investment Objective
The LHA Market State Alpha Seeker ETF (the “Alpha Seeker ETF” or the “Fund”) seeks to provide positive returns across multiple market cycles that are generally not correlated to the U.S. equity or fixed income markets.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.32%
Acquired Fund Fees and Expenses[1]	0.08%
Total Annual Fund Operating Expenses	1.50%
1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period May 13, 2020 (commencement of operations) through December 31, 2020, the Fund’s portfolio turnover rate was 1,603% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) and seeks to achieve its objective principally by investing long or short in instruments linked directly or indirectly to the performance and/or volatility of the S&P 500® Index based on models and analyses, described below, that seek to estimate the direction of the U.S. equity market. Such instruments may include index-based and other actively-managed ETFs; leveraged, inverse, and inverse-leveraged ETFs; exchange-traded notes (“ETNs”); options; and futures contracts. The Fund may also invest the remainder of its portfolio directly or indirectly in cash and cash equivalents.
The Fund seeks to achieve its objective by estimating the direction of the U.S. equity market and then using those estimates to select the Fund’s investments in long or short S&P 500 Index linked instruments and CBOE Volatility Index® (the “VIX® Index”) linked instruments. The Fund’s strategy primarily relies on proprietary statistical models and analyses of the volatility of the S&P 500 developed, owned, and maintained by Thompson Capital Management LLC (“Thompson Capital”), an affiliate of the Fund’s investment adviser. Portfolio net exposure is based on a proprietary process to quantify market risk by comparing volatility expectations across various time frames, as expressed by 30-day and 90-day implied volatility indexes and VIX futures. In general, a “long volatility” environment is one in which near-term volatility expectations are above longer-term volatility expectations. Similarly, a “short volatility” environment is characterized by lower near-term volatility expectations relative to longer-term expectations.
Each day, Thompson Capital’s quantitative models and analyses seek to estimate the direction and magnitude of U.S. equity market volatility based on the movement of the VIX® Index, which utilizes real-time prices of options on the S&P 500 to reflect investors’ consensus view of future (30-day) expected stock market volatility, and VIX Index futures and options prices. Such estimates are used by the Fund’s investment adviser to determine the extent to which the Fund’s exposure to the S&P 500 Index and/or the VIX Index will be long or short, or in cash. Based on the direction and strength of signals from Thompson Capital’s models, the investment adviser determines on a discretionary basis in which instrument(s) to invest.
The Fund may invest in derivative instruments, such as options or futures contracts, to gain long or short exposure to the S&P 500 or VIX Index. Specifically, the Fund may invest in ETFs, ETNs, or derivative instruments linked to the returns of the S&P 500 or in VIX Index options or futures contracts (long or short). A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument (e.g., the S&P 500 or VIX Index) at a specific price at a specific future time. Investments in derivative instruments, such as futures contracts, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The Fund’s strategy may result in returns for a single day or longer periods of time that are significantly higher or lower than the returns of the broader U.S. equity market.
The Fund may also purchase put or call options (or option spreads) on the VIX Index, the S&P 500, or in ETNs or ETFs that seek exposure to short-term VIX Index futures contracts. An ETN is an exchange-traded debt obligation of an investment bank, and the returns of an ETN are linked to the performance of a market index or derivatives linked to such index, such as VIX Index futures contracts. Because the Fund only purchases options and option spreads and does not sell (write) uncovered (naked) options, losses from the Fund’s investments in options or option spreads are limited to the amount of the net premiums paid. The Fund’s investments in such options or option spreads will generally involve premiums of less than 2% of the Fund’s net assets during a given month.
Purchasing a call option gives the buyer the right to purchase shares of the reference asset at a specified price (“strike price”) until a specified date (“expiration date”) (American-style options) or at the expiration date (European-style options). The buyer of the call option pays an amount (premium) for buying the option. In the event the reference asset appreciates above the strike price, the buyer can exercise the option and receive the reference asset (for American-style options) or receive the difference between the value of the reference asset and the strike price (for European-style options) (which gain is offset by the premium initially paid), and in the event the reference asset declines in value, the call option may end up worthless and the Fund’s loss is limited to the amount of premium it paid. The Fund’s investments in call options and put options (described below) on the S&P 500 or the VIX Index are generally expected to be European-style options.
Purchasing a put option gives the buyer the right to sell shares of a reference asset at a strike price until the expiration date (American-style options) or at the expiration date (European-style options). The buyer of the put option pays an amount (premium) for buying the option. In the event the reference asset declines in value below the strike price and the Fund exercises its put option, the Fund will be entitled to deliver the reference asset (for American-style options) or receive the difference between the strike price and the value of the reference asset (for European-style options) (which gain is offset by the premium originally paid by the Fund), and in the event the reference asset closes above the strike price as of the expiration date, the put option may end up worthless and the Fund’s loss is limited to the amount of premium it paid.
A call spread entails the purchase of a call option and the sale of a call option on the same reference asset with the same expiration date but a higher strike price. A put spread entails the purchase of a put option and the sale of a put option on the same reference asset with the same expiration date but a lower strike price. The premium received from the sale of the call or put options is generally expected to offset the cost to the Fund of the purchased options in exchange for limiting the maximum return from such options.
The Fund may also invest in leveraged, inverse, and inverse-leveraged ETFs. Leveraged ETFs seek to provide investment results that match a multiple of the performance of an underlying index (e.g., three times the performance) for a single day. Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying index for a single day. Inverse-leveraged ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index for a single day. Leveraged, inverse, and inverse-leveraged ETFs typically rely on derivative instruments to seek to obtain their investment objectives.

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund’s strategy may result in the active and frequent trading of the Fund’s investments, which may result in significant portfolio turnover.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•Active Management Risk. The Fund is actively managed and may not meet its investment objective if the quantitative models and/or analyses fail to identify the direction or strength of market movements or based on the Adviser’s success or failure to implement investment strategies for the Fund. The Fund may invest in complex instruments (each described below), including options and futures contracts and volatility-linked ETNs. Such instruments may create enhanced risks for the Fund, and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
•Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the “1940 Act”) or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
•Equity Market Risk. The Fund has exposure to common stocks through its investments in S&P 500-linked instruments. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund directly or indirectly invests. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•ETN Risk. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in interest rates, and monetary and other governmental policies, action, and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.
•Futures Contracts Risks. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts and could be unlimited.
•High Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its positions as frequently as daily, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Investment Company Risk. The risks of investing in other investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are subject to the “ETF Risks” described above.
•Leveraged, Inverse, and Inverse-Leveraged ETFs Risk. Leveraged, inverse, and inverse-leveraged ETFs (collectively, “Leveraged ETFs”) expose the Fund to all of the risks that traditional ETFs present (see “ETF Risks” above). All Leveraged ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in Leveraged ETFs. Further, investments in Leveraged ETFs are subject to the risk that the performance of such ETF will not correlate with the underlying index as intended. Leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose a Fund to complete loss of its investment.
•Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage.
•Models and Data Risk. The Fund’s investments are heavily dependent on proprietary analyses that include the use of quantitative models that may evolve over time as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of investments that would have been excluded or included had the Models and Data been correct and complete.
•New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) for qualification as a regulated investment company (“RIC”).
•Options Risk. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Additionally, the value of the option may be lost if the Adviser fails to exercise such option at or prior to its expiration.
•Short Position Risk. The Fund may engage in short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted derivatives are speculative and more-risky than “long” positions (purchases) because the upside of the underlying index is, in theory, unlimited. Therefore, the potential loss on an uncovered short derivative, such as a call option, is, in theory, unlimited; whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes short positions could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes. When the Fund is selling a position short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets.
•Tax Risk. The Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a RIC under Subchapter M of the Code. The Fund’s investments in certain VIX derivatives, including VIX futures contracts, may not generate qualifying income. To the extent the Fund invests in such instruments, the Fund will seek to restrict its income from such investments to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) so as to qualify as a RIC, but it may not be able to determine with certainty whether certain investments will produce qualifying income. Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders.
•Volatility Risk. The Fund’s derivative investments that are linked to equity market volatility levels can be highly volatile and may experience large losses. Trading in VIX Index futures contracts or VIX Index options, particularly contracts that are close to expiration, can be very volatile and can be expected to be very volatile in the future. The volatile nature of these instruments may have an adverse impact on the Fund beyond the impact of any changes in the VIX Index.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.lhafunds.com.

Management
Investment Adviser: Little Harbor Advisors, LLC (the “Adviser”)
Portfolio Managers: Michael Thompson, CFA, and D. Matthew Thompson, CFA, each a portfolio manager for the Adviser, have been the Fund’s portfolio managers since the inception of the Fund in May 2020.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.lhafunds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

LHA MARKET STATE® TACTICAL BETA ETF - FUND SUMMARY
Investment Objective
The LHA Market State Tactical Beta ETF (the “Tactical Beta ETF” or the “Fund”) seeks long-term out-performance relative to the large-capitalization U.S. equity market.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.03%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	1.15%
1 Estimated for current fiscal year.
2 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$365
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period September 29, 2020 (commencement of operations) through December 31, 2020, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) and seeks to achieve its objective principally by investing in instruments linked directly or indirectly to the performance and/or volatility of the S&P 500® Index (the “S&P 500”) based on models and analyses, described below, that seek to estimate the direction of the S&P 500. Such instruments may include index-based and other ETFs (including leveraged and inverse ETFs) with long exposure to the S&P 500, U.S. Treasury securities, or instruments linked to the Cboe Volatility Index® (the “VIX Index”); securities issued by the U.S. government or its agencies or instrumentalities; and options and futures contracts on the S&P 500 or VIX Index. The Fund may also invest the remainder of its portfolio directly or indirectly in cash and cash equivalents.
Under normal market conditions, the Fund’s baseline exposure each day to the S&P 500 is approximately 100%, which the Fund’s portfolio managers then adjust based on a quantitative method of analysis evaluating the movement of the VIX Index. The Fund’s exposure to the S&P 500 may be greater or less than 100% at any given time, although the portfolio managers expect that such exposure will generally be between approximately 80% and 120% at the time investments are made. The portfolio managers use such analysis to determine in which instruments(s) to invest for long exposure to the S&P 500. During periods where volatility increases, the Fund’s portfolio managers expect the Fund to seek protection against falling markets by lowering long exposure to the S&P 500 and also investing long in VIX Index-linked instruments as a hedge. During these periods when a hedge is applied, the VIX-linked instruments are expected to generate results that are uncorrelated to the S&P 500 and, in combination with lower S&P 500 exposure, seek to preserve capital. From time to time, to generate additional returns, the Fund may also write (sell) call options (described below) on its S&P 500 positions; provided, however, that when the Fund writes (sells) a call option it will always own the corresponding amount of exposure to the S&P 500 and, therefore, the Fund’s position will be “covered.”
The Fund’s strategy primarily relies on proprietary statistical models and analyses of the volatility of the VIX Index developed, owned, and maintained by Thompson Capital Management LLC (“Thompson Capital”), which is majority-owned and controlled by the Fund’s investment adviser. Portfolio net exposure is based on a proprietary process to quantify market risk by comparing volatility expectations across various time frames, as expressed by 30-day and 90-day implied volatility indexes and VIX futures. In general, a “long volatility” environment is one in which near-term volatility expectations are above longer-term volatility expectations. Similarly, a “short volatility” environment is characterized by lower near-term volatility expectations relative to longer-term expectations.
Each day, the portfolio managers use a quantitative method of analysis seeking to estimate the direction and magnitude of U.S. equity market volatility based on the movement of the VIX Index, which utilizes real-time prices of options on the S&P 500 to reflect investors’ consensus view of future (30-day) expected stock market implied volatility. Such estimates are used by the Fund’s portfolio managers to determine the Fund’s S&P 500 exposure and the extent to which VIX-linked instruments, if any, will be used to hedge the S&P 500 exposure. Based on the direction and strength of signals from the portfolio managers’ analysis, they determine on a discretionary basis in which instrument(s) to invest.
The Fund may invest in derivative instruments, consisting of options (including covered call options and long calls and/or puts) or futures contracts, to gain long exposure to the S&P 500. The Fund may also seek long exposure to the VIX Index by investing in VIX Index-linked ETFs and/or options. Specifically, the Fund may invest in ETFs or derivative instruments linked to the returns of the S&P 500 (including covered call options) or in VIX Index options. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument (e.g., the S&P 500) at a specific price at a specific future time. Investments in derivative instruments, such as futures contracts, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular instrument resulting in increased volatility in the value of the Fund’s portfolio. The Fund’s strategy may result in returns for a single day or longer periods of time that are significantly higher or lower than the returns of the S&P 500.
To augment its S&P 500 exposure, the Fund may purchase put options or write (sell) covered call options on the S&P 500 or S&P 500-linked ETFs. For hedging exposure, the fund may purchase call options or call option spreads with long exposure to the VIX Index or VIX Index-linked ETFs. When the Fund purchases options or option spreads, losses from the Fund’s investments in such purchased options or option spreads are limited to the amount of the net premiums paid. The Fund’s investments in purchased or written options or option spreads will generally involve premiums of less than 2% of the Fund’s net assets during a given month.
Purchasing a call option gives the buyer the right to purchase shares of the reference asset at a specified price (“strike price”) until a specified date (“expiration date”) (American-style options) or at the expiration date (European-style options). The buyer of the call option pays an amount (premium) for buying the option. In the event the reference asset appreciates above the strike price, the buyer can exercise the option and receive the reference asset (for American-style options) or receive the difference between the value of the reference asset and the strike price (for European-style options) (which gain is offset by the premium initially paid), and in the event the reference asset declines in value, the call option may end up worthless and the Fund’s loss is limited to the amount of premium it paid. The Fund’s investments in call options and put options (described below) on the S&P 500 or the VIX Index are generally expected to be European-style options.
Writing (selling) a call option gives the seller the obligation to deliver shares of the reference asset at a strike price until the expiration date (American-style options) or at the expiration date (European-style options). The seller of the call option receives an amount (premium) for selling the option. In the event the reference asset appreciates above the strike price, the option may be exercised against the Fund, and the Fund may have to deliver the reference asset (for American-style options) or the difference between the value of the reference asset and the strike price (for European-style options) (which loss is offset by the premium initially received), and in the event the reference asset declines in value, the call option may end up worthless and the Fund retains the premium it received.
Purchasing a put option gives the buyer the right to sell shares of a reference asset at a strike price until the expiration date (American-style options) or at the expiration date (European-style options). The buyer of the put option pays an amount

(premium) for buying the option. In the event the reference asset declines in value below the strike price and the Fund exercises its put option, the Fund will be entitled to deliver the reference asset (for American-style options) or receive the difference between the strike price and the value of the reference asset (for European-style options) (which gain is offset by the premium originally paid by the Fund), and in the event the reference asset closes above the strike price as of the expiration date, the put option may end up worthless and the Fund’s loss is limited to the amount of premium it paid.
A call spread entails the purchase of a call option and the sale of a call option on the same reference asset with the same expiration date but a higher strike price. A put spread entails the purchase of a put option and the sale of a put option on the same reference asset with the same expiration date but a lower strike price. The premium received from the sale of the call or put options is generally expected to offset the cost to the Fund of the purchased options in exchange for limiting the maximum return from such options.
The Fund may also invest up to 25% of its assets in leveraged and inverse ETFs. Leveraged ETFs seek to provide investment results that match a multiple of the performance of an underlying index (e.g., three times the performance) for a single day. Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying index for a single day. Leveraged and inverse ETFs typically rely on derivative instruments to seek to obtain their investment objectives.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund’s strategy may result in the active and frequent trading of the Fund’s investments, which may result in significant portfolio turnover.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•Active Management Risk. The Fund is actively managed and may not meet its investment objective if the quantitative models and/or analyses fail to identify the direction or strength of market movements or based on the Adviser’s success or failure to implement investment strategies for the Fund. The Fund may invest in complex instruments (each described below), including options and futures contracts. Such instruments may create enhanced risks for the Fund, and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments.
•Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
•Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the “1940 Act”) or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
•Equity Market Risk. The Fund has exposure to common stocks through its investments in S&P 500-linked instruments. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund directly or indirectly invests. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Fixed Income Securities Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
•Futures Contracts Risks. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts and could be unlimited.
•Government Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.
•High Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its positions as frequently as daily, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Investment Company Risk. The risks of investing in other investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are subject to the “ETF Risks” described above.
•Leveraged and Inverse ETFs Risk. Leveraged and inverse ETFs (collectively, “Leveraged ETFs”) expose the Fund to all of the risks that traditional ETFs present (see “ETF Risks” above). All Leveraged ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in Leveraged ETFs. Further, investments in Leveraged ETFs are subject to the risk that the performance of such ETF will not correlate with the underlying index as intended. Leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose a Fund to complete loss of its investment.
•Leverage Risk. In certain market conditions, the Fund may invest in instruments that create exposure to the S&P 500 of 100% to 120% of the Fund’s net assets at the time of investment. The Fund obtains such exposure by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage.
•Models and Data Risk. The Fund’s investments are heavily dependent on proprietary analyses that include the use of quantitative models that may evolve over time as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of investments that would have been excluded or included had the Models and Data been correct and complete.
•New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) for qualification as a regulated investment company (“RIC”).
•Options Risk.  Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. When selling an option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price for a put option, or above the strike price for a call option, by an amount equal to or greater than the premium. Additionally, the value of the option may be lost if the Adviser fails to exercise such option at or prior to its expiration. The potential loss from written call options can exceed the Fund’s initial investment in such options and could be unlimited.

•Tax Risk. The Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a RIC under Subchapter M of the Code. The Fund’s investments in certain VIX derivatives, including VIX futures contracts, may not generate qualifying income. The Fund intends to take the position that VIX options and VIX futures produce qualifying income. The Fund, however, has not secured a private letter ruling from the Internal Revenue Service (“IRS”) regarding such position and there are no assurances the IRS or the courts will agree with the Fund that such VIX derivatives produce qualifying income. Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders.
•Volatility Risk. The Fund’s derivative investments that are linked to equity market volatility levels can be highly volatile and may experience large losses. Trading in VIX Index futures contracts or VIX Index options, particularly contracts that are close to expiration, can be very volatile and can be expected to be very volatile in the future. The volatile nature of these instruments may have an adverse impact on the Fund beyond the impact of any changes in the VIX Index.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.lhafunds.com.
Management
Investment Adviser: Little Harbor Advisors, LLC (the “Adviser”)
Portfolio Managers: Michael Thompson, CFA, and D. Matthew Thompson, CFA, each a portfolio manager for the Adviser, have been the Fund’s portfolio managers since the inception of the Fund in September 2020.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.lhafunds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Investment Objective
Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.
Principal Investment Strategies
The Tactical Beta ETF will write call options only if they are “covered”. In the case of a call option written on a security, the option is “covered” if the Tactical Beta ETF owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option written on an index, the option is covered if the Tactical Beta ETF maintains with its custodian a portfolio of securities substantially replicating the index or liquid assets equal to the contract value. A call option also is covered if the Tactical Beta ETF holds a call on the same reference asset as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Tactical Beta ETF segregates liquid assets in the amount of the difference.
Principal Risks of Investing in the Funds
This section provides additional information regarding the principal risks described in each Fund Summary. As in each Fund Summary, the principal risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk described below is considered a “principal risk” of investing in the applicable Fund, regardless of the order in which it appears. Each of the factors below could have a negative impact on the applicable Fund’s performance and trading prices.
Active Management Risk. Each Fund is actively managed and may not meet its investment objective if the quantitative models and/or analyses fail to identify the direction or strength of market movements or based on the Adviser’s success or failure to implement investment strategies for the Fund. A Fund may invest in complex instruments (each described below), including options and futures contracts. Such instruments may create enhanced risks for the Fund, and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which a Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than its benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect a Fund’s performance relative to the Fund’s benchmark.
Derivatives Risks. A Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset or index; the loss of principal; and illiquidity of the derivative investments. The derivatives used by a Fund may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.
Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.
Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers have experienced particularly large losses as a result of these disruptions, and such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•ETF Risks. Each Fund is an ETF, and, as a result of an ETF’s structure, is exposed to the following risks:
◦APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or entirely in cash, rather than in-kind, it may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, could be imposed on the Fund and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of Creation Units.
◦Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
Fixed Income Securities Risk (the Tactical Beta ETF only). The Fund may invest in fixed income securities. Fixed income securities, such as bonds and certain asset-backed securities, involve certain risks, which include:
◦Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
◦Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
◦Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
◦Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
Futures Contracts Risks. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts and could be unlimited.
Government Obligations Risk (the Tactical Beta ETF only). The Fund may invest in securities issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities. However, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. For instance, securities issued by the Government National Mortgage Association (“Ginnie Mae”) are supported by the full faith and credit of the United States. Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as those listed above, no assurance can be given that it will always do so. In September 2008, at the direction of the U.S. Department of the Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator, and they remain in such status as of the date of this Prospectus. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspended the statutory debt limit through July 31, 2021. On October 14, 2021, following passage by Congress, the President of the United States signed into law S. 1301, which provides for authority to increase the debt limit by $480 billion, which is expected to be sufficient to allow the U.S. government to continue to meet its full commitments through early December 2021. Congress has not yet acted to either further extend the suspension or permanently raise the debt limit and, until it does, the U.S. government may implement extraordinary measures, such as temporarily suspending payments to federal retirement funds. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
High Portfolio Turnover Risk. Because each Fund may “turn over” some or all of its positions as frequently as daily, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than you expect. While the turnover of certain derivative instruments is not deemed “portfolio turnover” for accounting purposes, the economic impact to a Fund is similar to what could occur if the Fund experienced high portfolio turnover (e.g., in excess of 100% per year).
Investment Company Risk. Each Fund may invest in shares of investment companies, such as ETFs, that invest in a wide range of instruments designed to track the performance of a particular securities market index (or sector of an index) or that are actively managed. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When a Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by a Fund in an investment company will cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. Additionally, there may not be an active trading market available for shares of some ETFs. Shares of an ETF may also trade in the market at a premium or discount to their NAV.
Leveraged and Inverse ETFs Risk. Leveraged ETFs expose the Fund to all of the risks that traditional ETFs present (see “ETF Risks” above). Leveraged ETFs, including certain ETNs tracking a leveraged benchmark, seek to provide investment results that match a multiple (positive or negative) of the performance of an underlying index (the “Index”) (e.g., three times the inverse performance). Leveraged ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in these Leveraged ETFs. Further, investments in Leveraged ETFs are subject to the risk that the performance of such Leveraged ETF will not correlate with the Index as intended. Leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their Index or benchmark during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.
Leverage Risk. Each Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage.
Models and Data Risk. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.
Some of the models used by the Adviser for each Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
New Fund Risk. Each Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
Non-Diversification Risk. Each Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, each Fund intends to satisfy the asset diversification requirements under Subchapter M of the Code for qualification as a RIC.
Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable a Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of a Fund. A Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. When selling an option, a Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price for a put option, or above the strike price for a call option, by an amount equal to or greater than the premium. A Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed a Fund’s initial investment in such options and could be unlimited.
Short Position Risk (the Alpha Seeker ETF only). The Fund may engage in short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted derivatives are speculative and more-risky than “long” positions (purchases) because the upside of the underlying index is, in theory, unlimited. Therefore, the potential loss on an uncovered short derivative, such as a call option, is in theory unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes short positions could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes. When the Fund is selling a position short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets.
Tax Risk. To qualify as a RIC under Subchapter M of the Code, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements. Specifically, a Fund must derive at least 90% of its gross income each taxable year from “qualifying income” and diversify its assets as described in more detail in the Fund’s Statement of Additional Information (“SAI”).
Certain of a Fund’s investments, including certain VIX futures and other VIX derivatives, may not generate qualifying income. Each Fund intends to take the position that VIX options and VIX futures produce qualifying income. The Funds, however, have not secured a private letter ruling from the IRS regarding such position and there are no assurances the IRS or the courts will agree with a Fund that such VIX derivatives produce qualifying income. Furthermore, it is possible that the IRS or the courts may reach different conclusions concerning investments for which there currently is no IRS precedent or that the IRS may, in the future, articulate tax positions that are adverse to a Fund’s determinations.
In addition, for purposes of satisfying the asset diversification test (as described more fully in the SAI) it may be difficult for a Fund to identify the “issuer” of certain Fund investments including derivatives investments. There is a risk that the IRS could make an adverse determination with respect to identifying the issuer of certain Fund investments, such as derivative investments, and could disagree with a Fund’s valuation of the underlying issuers to a particular derivative. Such an adverse determination could, therefore, jeopardize the Fund’s status as a RIC, which would ultimately affect a shareholder’s return on its investment in the Fund.

If a Fund failed to qualify as a RIC for any taxable year (but was eligible to and did cure the failure) it would incur potentially significant additional federal income tax expense. If, on the other hand, a Fund failed to so qualify for any taxable year, and was ineligible to or otherwise did not cure the failure, such a result could cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. For example, a Fund would be subject to income tax on its taxable income at the corporate rate, with the consequence that its income available for distribution to shareholders would be reduced. If a Fund attempted to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. In such event, the Board of Trustees’ may determine to reorganize or close the applicable Fund or materially change its investment objective and strategies.
Volatility Risk. A Fund’s derivative investments that are linked to equity market volatility levels can be highly volatile and may experience large losses. Trading in VIX Index futures contracts or VIX Index options, particularly contracts that are close to expiration, can be very volatile and can be expected to be very volatile in the future. The volatile nature of these instruments may have an adverse impact on a Fund beyond the impact of any changes in the VIX Index.
TEMPORARY DEFENSIVE POSITIONS
From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such instances, a Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; money market mutual funds; investment grade fixed-income securities; repurchase agreements; commercial paper; cash equivalents; and ETFs that principally invest in the foregoing instruments. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.
PORTFOLIO HOLDINGS INFORMATION
Information about each Fund’s daily portfolio holdings is available at www.lhafunds.com. A complete description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Funds’ SAI.
MANAGEMENT
Investment Adviser
Little Harbor Advisors, LLC, 30 Doaks Lane, Marblehead, Massachusetts 01945, serves as investment adviser to the Funds. The Adviser is responsible for the day-to-day management of each Fund’s portfolio and has overall responsibility for the administration of the Funds, including the investment and reinvestment of Fund assets and the selection of broker-dealers to execute purchase and sale transactions. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. The Adviser was founded in 2012 and provides discretionary investment services to a private collective investment fund and ETFs, including the Funds.
For the services it provides to the Funds, each Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate based on the applicable Fund’s average daily net assets as set forth in the table below.

Name of Fund	Management Fee
Alpha Seeker ETF	1.10%
Tactical Beta ETF	1.10%
Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser.
The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.
The basis for the Board of Trustees’ approval of the Alpha Seeker ETF’s Investment Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders dated June 30, 2020. The basis for the Board of Trustees’ approval of the Tactical Beta ETF’s Investment Advisory Agreement is available in the Fund’s Annual Report to Shareholders dated December 31, 2020.

Portfolio Managers
Michael Thompson, CFA, and D. Matthew Thompson, CFA (together, the “Portfolio Managers”), have joint and primary responsibility for the day-to-day management of the Funds.
Michael Thompson, CFA. Michael Thompson joined the Adviser as a portfolio manager in 2020 and has over 23 years of experience constructing and managing portfolios with a focus on volatility and risk management strategies. He originally co-developed a VIX trading strategy with his brother, D. Matthew Thompson, in October of 2011 while employed at Hills Capital as a portfolio manager. In 2013, Michael Thompson began trading the VIX trading strategy directly in the futures market for the proprietary trading desk of ED&F Man Ltd and as a commodity trading advisor, first as a principal of Advocate Asset Management LLC and subsequently for Typhon Capital Management LLC. In 2015, he became the Chief Investment Officer at Kaizen Advisory LLC, where he helped to launch the securities products currently managed by Thompson Capital. In 2019, Michael Thompson and his brother created Thompson Capital where Michael Thompson is the Chief Investment Officer, Chief Compliance Officer, Portfolio Manager, and a trader. Thompson Capital became an affiliate of the Adviser in 2020. Michael Thompson received his Bachelor of Science in Economics from the University of Illinois/Champaign in 1996 and is a member of the CFA Society of Chicago.
D. Matthew Thompson, CFA. Matthew Thompson joined the Adviser as a portfolio manager in 2020 and has over 20 years of capital markets and investing experience, focusing on futures trading with an emphasis on VIX-related exchange-traded products. From July 2013 through September of 2014, he traded the VIX trading strategy directly in the futures market for the proprietary trading desk of ED&F Man Ltd and as a commodity trading advisor, first as a principal of Advocate Asset Management LLC and subsequently for Typhon Capital Management LLC. In 2015, Matthew Thompson became the Director of Research at Kaizen Advisory LLC. In 2019, he and his brother created Thompson Capital where Matthew Thompson is the Director of Research, Portfolio Manager, and a trader. Thompson Capital became an affiliate of the Adviser in 2020. Matthew Thompson received his Bachelor of Science in Economics from the University of Illinois/Champaign in 1999 and is a member of the CFA Society of Chicago.
The Funds’ SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that the Portfolio Managers manage, and their ownership of Shares.
HOW TO BUY AND SELL SHARES
Each Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by a Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares
The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with a Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.
Determination of NAV
Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. Each NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.
In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).
Fair Value Pricing
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Funds will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Adviser or rule under the 1940 Act, including that such investment companies enter into an agreement with a Fund.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
Each Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
Each Fund will elect and intends to continue to qualify each year for treatment as a RIC. If a Fund meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange; and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Certain of a Fund’s investment strategies may significantly limit its ability to make distributions eligible for the reduced rates applicable to qualified dividend income.
Certain of a Fund’s investments may be subject to complex provisions of the Code that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an ETF or underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to such ETF or underlying fund that also invests in such complex securities and investments.
Certain derivative investments by a Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the “qualifying income requirement” (described in the section entitled “Federal Income Taxes” in the SAI), which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “diversification requirement” (described in the section entitled “Federal Income Taxes” in the SAI). Each Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the “diversification requirement”. A Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund's determination of the “diversification requirement” with respect to such derivatives. Failure of the “diversification requirement” might also result from a determination by the IRS that financial instruments in which a Fund invests are not securities.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Shares and result in a higher capital gain or lower capital loss when the Shares are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Shares will be treated as gain from the sale of the Shares.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares of a Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.
Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. Such Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause such Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION
The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share is available, free of charge, on the Funds’ website at www.lhafunds.com.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the ability of a Fund to achieve its objective. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Funds make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for each Fund’s five most recent fiscal years (or the life of the Fund, if shorter). Certain information reflects financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

LHA Market State® Alpha Seeker ETF
For a capital share outstanding throughout the period

	Period Ended December 31, 2020(a)
Net Asset Value, Beginning of Period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)(g)	(0.20)
Net Realized and Unrealized Gain (Loss) on Investments	(0.71)
Total from Investment Operations	(0.91)

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(0.46)
Total Distributions	(0.46)

CAPITAL SHARE TRANSACTIONS:
Transaction Fees	0.01

Net Asset Value, End of Period	$23.64

Total Return	-3.62%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$17,729

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets(f)	1.42%	(d)(h)
Net Investment Income (Loss) to Average Net Assets(g)	-1.33%	(d)
Portfolio Turnover Rate(e)	1,603%	(c)
(a)Commencement of operations on May 13, 2020.
(b)Calculated based on average shares outstanding during the period.
(c)Not annualized.
(d)Annualized.
(e)Excludes the impact of in-kind transactions.
(f)Does not include expenses of investment companies in which the Fund invests.
(g)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying companies in which the Fund invests.
(h)Includes broker interest expense of 0.32%.

LHA Market State® Tactical Beta ETF
For a capital share outstanding throughout the period

	Period Ended December 31, 2020(a)
Net Asset Value, Beginning of Period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)(g)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.41
Total from Investment Operations	2.40

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(0.27)
From Net Realized Gains	(0.21)
Total Distributions	(0.48)

Net Asset Value, End of Period	$26.92

Total Return	9.65%	(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$36,343

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets(f)	1.13%	(d)(h)
Net Investment Income (Loss) to Average Net Assets(g)	-0.11%	(d)
Portfolio Turnover Rate(e)	132%	(c)
(a)Commencement of operations on September 29, 2020.
(b)Calculated based on average shares outstanding during the period.
(c)Not annualized.
(d)Annualized.
(e)Excludes the impact of in-kind transactions.
(f)Does not include expenses of investment companies in which the Fund invests.
(g)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying companies in which the Fund invests.
(h)Includes broker interest expense of 0.03%.

LHA MARKET STATE® ALPHA SEEKER ETF
LHA MARKET STATE® TACTICAL BETA ETF

Adviser	Little Harbor Advisors, LLC 30 Doaks Lane Marblehead, Massachusetts 01945	Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212	Distributor	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, Wisconsin 53202
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, D.C. 20004-2541	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Investors may find more information about the Funds in the following documents:
Statement of Additional Information: The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI dated April 30, 2021 is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance.
You can obtain free copies of these documents, request other information or make general inquiries about the Funds by contacting the Funds at c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-617-0004.
Shareholder reports and other information about the Funds are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•Free of charge from the Funds’ Internet website at www.lhafunds.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-22668)